UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 12, 2010

FREEDOM RESOURCES
ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32735	87-0567033
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4265 San Felipe Street, Suite 1100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 327-7417

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 12, 2010, the holders of an aggregate of 47,700,000 shares of Freedom Resources Enterprises, Inc.’s (the “Company”) common stock, par value $0.001 per share, or 94.1% of the issued and outstanding common stock of the Company, acting by written consent pursuant to Section 78.320 of the Nevada Revised Statutes, approved the adoption of the Company’s 2010 Equity Incentive Plan.  The Company intends to file an Information Statement with the Securities and Exchange Commission in accordance with Rule 14c-2 of the Securities Exchange Act of 1934 as soon as practicable relating to this action by written consent.  In accordance with Rule 14c-2, the action is expected to become effective 20 calendar days after the Information Statement is mailed to the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 18, 2010

FREEDOM RESOURCES ENTERPRISES, INC.

By:	/s/ Edward Mooney
Edward Mooney President and Chief Executive Officer